                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 CRDENTIA CORP.
                                 --------------
                (Name of Registrant as Specified In Its Charter)

                   -------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)      Title of each class of securities to which transaction
                  applies:
                  N/A
                  --------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:
                  N/A
                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  N/A
                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:
                  N/A
                  --------------------------------------------------------------

         (5)      Total fee paid:
                  N/A
                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
                  N/A
                  --------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement no.:
                  N/A
                  --------------------------------------------------------------
         (3)      Filing Party:
                  N/A
                  --------------------------------------------------------------
         (4)      Date Filed:
                  N/A
                  --------------------------------------------------------------

                                 CRDENTIA CORP.

                                December __, 2004

Dear Stockholder:


You are cordially invited to attend a Special Meeting of Stockholders of Crdentia Corp. (the "Company") to be held at ______________________________________________, on Wednesday, January 5, 2005 at
_:__ _.m., ______ Time. Details of the business to be conducted at the Special Meeting are given in the attached Notice of Special Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the Special Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

If you send in your proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Your Board of Directors recommends that you vote in favor of the proposal outlined in the Proxy Statement. Please refer to the Proxy Statement for detailed information on the proposals.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our company. We look forward to seeing you at the Special Meeting.

                                              Sincerely,

                                              /s/ James D. Durham

                                              James D. Durham
                                              Chairman of the Board and Chief
                                              Executive Officer

                                 CRDENTIA CORP.
                                 --------------


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 5, 2005


To the Stockholders of Crdentia Corp.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Crdentia Corp., a Delaware corporation (the "Company"), will be held at
_______________________________________________________________________________,
on Wednesday, January 5, 2005, at _:__ _.m., ______ Time, for the following purposes:

                  1. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation that will increase the number of authorized shares of the Company's common stock from 50,000,000 to 150,000,000 shares.

                  2. To act upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the proxy statement which is attached and made a part hereof.

         The board of directors of the Company has fixed the close of business on December 20, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

         Whether or not you expect to attend the Special Meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Special Meeting. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all of your shares will be voted. If you send in your proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.


                                            By Order of the Board of Directors,


                                            /s/ James D. Durham

                                            James D. Durham
                                            CHAIRMAN OF THE BOARD AND
                                            CHIEF EXECUTIVE OFFICER

Dallas, Texas
December __, 2004

                                                          Mailed to Stockholders
                                                   on or about December __, 2004


                                 CRDENTIA CORP.
                         14114 DALLAS PARKWAY, SUITE 600
                               DALLAS, TEXAS 75254

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                       -----------------------------------

GENERAL INFORMATION

         This proxy statement is furnished to the stockholders of Crdentia Corp., a Delaware corporation ("Crdentia" or the "Company"), in connection with the solicitation by our Board of Directors of proxies in the accompanying form for use in voting at a special meeting of stockholders (the "Special Meeting") to be held on Wednesday, January 5, 2004 , at _:__ _.m., ______ Time, at __________________________________________, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Special Meeting.

         Our complete mailing address is 14114 Dallas Parkway, Suite 600, Dallas, Texas 75254. Our Internet Web site address is WWW.CRDENTIA.COM. Our annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to
Section 13(a) or 15(d) of the Exchange Act are available free of charge in electronic or paper form upon request to us after they are electronically filed with, or furnished to, the Securities and Exchange Commission. All materials filed by us with the Commission also can be obtained at the Commission's Public Reference Room at 450 Fifth Street, N.W. Washington, D.C. 20549 or through the Commission's Web site at WWW.SEC.GOV. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

SOLICITATION, RECORD DATE AND VOTING PROCEDURES

         The solicitation of proxies will be conducted by mail and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Special Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Special Meeting to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically or by facsimile through our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

         The close of business on December 20, 2004 has been fixed as the record date (the "Record Date") for determining the holders of shares of our capital stock entitled to notice of and to vote at the Special Meeting. As of the close of business on the Record Date, we had ___________ shares of common stock outstanding and entitled to vote at the Special Meeting, __________ shares of Series B convertible preferred stock outstanding and entitled to vote at the Special Meeting, ________ shares of Series B-1 convertible preferred stock outstanding and entitled to vote at the Special Meeting, and _________ shares of Series C convertible preferred stock outstanding and entitled to vote at the Special Meeting. The presence at the Special Meeting of a majority of these shares of common stock, Series B convertible preferred stock, Series B-1 convertible preferred stock and Series C convertible preferred stock, either in person or by proxy, voting together as a single class will constitute a quorum for the transaction of business at the Special Meeting. The Company's Secretary, Vicki L. Smith, will tabulate votes cast by proxy and act as inspector of elections to tabulate votes cast in person at the Special Meeting. On all matters to be considered at the Special Meeting, (i) each outstanding share of common stock on the Record Date is entitled to one vote, and (ii) each outstanding share of Series B convertible preferred stock, Series B-1 convertible preferred stock and Series C convertible preferred stock on the Record Date is entitled to one vote for each share of common stock into which each such share of Series B convertible preferred stock, Series B-1 preferred stock or Series C convertible preferred stock can be converted.

         Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Special Meeting. Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a "no" vote on such proposals. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Broker "non-votes," and shares as to which proxy authority has been withheld with respect to any matter, are generally not deemed to be entitled to vote for purposes of determining whether stockholders' approval of that matter has been obtained.

         All matters to be acted upon by the stockholders at the Special Meeting will require the approval of the holders of a majority of the outstanding common stock, Series B convertible preferred stock, Series B-1 convertible preferred stock and Series C convertible preferred stock present in person or represented by proxy and entitled to vote at the Special Meeting. With respect to such matters, abstentions will have the effect of negative votes, and broker non-votes will not be counted for purposes of determining whether any of those proposals have been approved.

THE PROXY

         The persons named as proxyholders, James D. Durham and Vicki L. Smith, were selected by our Board of Directors and currently serve as executive officers of the Company.

         All shares represented by each properly executed, unrevoked proxy received in time for the Special Meeting will be voted in the manner specified therein. If no specification is made on the proxy as to any one or more of the proposals, shares of our common stock, Series B convertible preferred stock, Series B-1 convertible preferred stock or Series C convertible preferred stock represented by the proxy will be voted as to the proposal for which no specification is given as follows: FOR the amendment to the Amended and Restated Certificate of Incorporation to authorize an increase in our authorized common stock. We presently do not know of any other business to be conducted at the Special Meeting.

REVOCABILITY OF PROXY

         If the shares of common stock, Series B convertible preferred stock, Series B-1 convertible preferred stock or Series C convertible preferred stock are held in your name, you may revoke your proxy given pursuant to this solicitation at any time before the proxy card is voted by: (i) delivering to the Company (to the attention of Vicki L. Smith, our Secretary), at the address of our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or (ii) attending the Special Meeting and voting in person. If your shares are held in "street name," you should follow the directions provided by your broker regarding how to revoke your proxy. Your attendance at the Special Meeting after having executed and delivered a valid proxy card will not in and of itself constitute a revocation of your proxy. You will be required to give oral notice of your intention to vote in person to the inspector of elections at the Special Meeting.

                                 PROPOSAL NO. 1
        APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF
             INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK

GENERAL


         The Board of Directors has approved, and is recommending to the stockholders for approval at the Special Meeting, an amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of common stock we are authorized to issue from 50,000,000 to 150,000,000. The Board of Directors determined that this amendment is advisable and should be considered at the Special Meeting. We are currently authorized to issue 10,000,000 shares of preferred stock, and the proposed amendment will not affect this authorization.

         The text of the proposed amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock as described in this proposal is set forth in Appendix A attached to this proxy statement and is incorporated by reference herein.

         If the amendment to the Amended and Restated Certificate of Incorporation is approved by the stockholders, we will promptly file a Certificate of Amendment with the Delaware Secretary of State reflecting the increase in authorized shares. The amendment will become effective on the date the Certificate of Amendment is accepted for filing by the Delaware Secretary of State.

PURPOSE AND EFFECTS OF THE INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

         As of the close of business on the Record Date, we did not have any shares of common stock available for future issuance, after taking into account our outstanding shares of common stock and shares of common stock that have been reserved for issuance in connection with the conversion of outstanding shares of preferred stock and the exercise of outstanding warrants and options.

         The Board believes that the proposed increase to 150,000,000 authorized shares of common stock is desirable so that, as the need may arise, we will have the flexibility to issue shares of common stock without additional expense or delay in connection with possible future stock dividends or stock splits, equity financings, future opportunities for expanding our business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes.

         Each additional share of our common stock authorized by the amendment to the Amended and Restated Certificate of Incorporation will have the same rights and privileges as each share of common stock currently authorized or outstanding. The holders of common stock have no preemptive rights. Authorized but unissued shares of our common stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from our stockholders, except as otherwise required by applicable law or stock exchange policies.

         The adoption of this proposed amendment to our Amended and Restated Certificate of Incorporation will result in a greater number of shares of common stock available for issuance. Stockholders could therefore experience a significant reduction in their stockholders' interest with respect to earnings per share, voting, liquidation value and book and market value per share if the additional authorized shares are issued other than through a proportional issuance such as a stock split or stock dividend.

         Although not a factor in the decision by the Board to increase our authorized common stock, one of the effects of such increase may be to enable the Board to render more difficult or to discourage any attempt to obtain control of us by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of present management. The Board would have additional shares of common stock available to effect, unless prohibited by applicable law or other arrangements or restrictions, a sale of shares (either in public or private transactions), merger, consolidation or similar transaction in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of a party attempting to obtain control of us.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of the shares of our common stock, Series B convertible preferred stock, Series B-1 convertible preferred stock and Series C convertible preferred stock present or represented at the Special Meeting and voting together as a single class is required to approve the amendment to our Amended and Restated Certificate of Incorporation. Abstentions will have the same effect as "no" votes on this proposal, whereas broker "non-votes" will have no effect.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT AN INCREASE IN OUR AUTHORIZED COMMON STOCK FROM 50,000,000 TO 150,000,000 SHARES.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of November 15, 2004, with respect to the beneficial ownership of our common stock by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock; (ii) each director; (iii) our named executive officers; and (iv) all current executive officers and directors as a group.

         Information with respect to beneficial ownership has been furnished by each executive officer, director or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock used to calculate the percentage ownership of each listed person includes the shares of common stock underlying options or warrants held by such persons that are exercisable within 60 days of November 15, 2004, if any.

         Percentage of beneficial ownership is based on 28,773,018 shares, consisting of 13,126,518 shares of our common stock outstanding as of November 15, 2004, 1,250,000 shares of common stock issuable upon conversion of our Series B convertible preferred stock, 9,145,800 shares of common stock issuable upon conversion of our Series B-1 convertible preferred stock and 5,250,700 shares of common stock issuable upon conversion of our Series C convertible preferred stock. Unless otherwise indicated, the address for the following stockholders is c/o Crdentia Corp., 14114 Dallas Parkway, Suite 600, Dallas, Texas 75254.

                                                                                            PERCENTAGE
                                                                    NUMBER OF SHARES        OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                               BENEFICIALLY OWNED   BENEFICIALLY OWNED
------------------------------------------------------------------ -------------------- -------------------
EXECUTIVE OFFICERS AND DIRECTORS:
---------------------------------
James D. Durham (1)......................................                  4,494,578           14.23%

Pamela Atherton (2)......................................                    556,051            1.90%

Lawrence M. Davis........................................                     39,576                *

Joseph M. DeLuca (3).....................................                    187,207                *

Thomas F. Herman (4).....................................                     14,699                *

Robert J. Kenneth (5)....................................                    227,803                *

Robert P. Oliver (6).....................................                    142,987                *

C. Fred Toney (7)........................................                 34,175,836           65.16%

5% STOCKHOLDERS:
----------------
MedCap Partners L.P. (8).................................                 34,164,837           65.16%

Cynthia F. Permenter (9).................................                  4,620,000           16.06%

Robin D. Riddle (10).....................................                  1,985,705            6.90%

All directors and executive officers as a group
    (8 persons) (11).....................................                39,799,161            71.47%


---------------

* Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1) Includes (i) 400,000 shares of common stock held with his spouse, Sandra J. Durham, as community property; (ii) 13,333 shares of common stock held by Paine Webber as custodian for the IRA FBO James D. Durham; (iii) 296,320 shares of common stock held by the James D. Durham Living Trust (1997), as amended; (iv) 66,666 shares of common stock held by RCMJ, LLC, as its managing member; (v) 922,426 shares of common stock issuable within 60 days of March 23, 2004 upon the exercise of rights pursuant to a Common Stock Purchase Agreement dated May 15, 2002; (vi) 416,600 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 4,166 shares of Series B-1 convertible preferred stock held by Durham Properties, LLC; (vii) 541,700 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 5,417 shares of Series C convertible preferred stock held by Durham Properties, LLC; (viii) 1,354,200 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 13,542 shares of Series C convertible preferred stock issuable to Durham Properties, LLC within 60 days of November 15, 2004 upon the exercise of a warrant to purchase Series C convertible preferred stock; and (ix) 483,333 shares of common stock subject to options exercisable within 60 days of November 15, 2004. Mr. Durham is the trustee of the James
     D. Durham Living Trust (1997), as amended and the managing member of RCMJ, LLC and Durham Properties, LLC. Mr. Durham disclaims beneficial ownership of the shares held by the James D. Durham Living Trust (1997), as amended, RCMJ, LLC and Durham Properties, LLC, except to the extent of his pecuniary interest therein.

(2) Includes (i) 133,310 shares of common stock held by Ms. Atherton; and (ii) 422,741 shares of common stock subject to options exercisable within 60 days of November 15, 2004.

(3) Includes (i) 33,333 shares of common stock held by Mr. DeLuca; (ii) 15,793 shares of common stock held by the DeLuca Trust dated 1/7/2000; (iii) 54,748 shares of common stock held by Health Care Investment Visions, LLC; and (iv) 83,333 shares of common stock issuable within 60 days of November 15, 2004 upon conversion of a certain convertible secured promissory note in the aggregate principal amount of $50,000 issued to the DeLuca Trust dated 1/7/2000. Mr. DeLuca is the trustee of the DeLuca Trust dated 1/7/2000 and is a managing member of Health Care Investment Visions, LLC. Mr. DeLuca disclaims beneficial ownership of the shares held by the DeLuca Trust dated 1/7/2000 and Health Care Investment Visions, LLC, except to the extent of his pecuniary interest therein.

(4) Includes 14,699 shares of common stock subject to an option exercisable within 60 days of November 15, 2004.

(5) Includes (i) 33,333 shares of common stock held by Mr. Kenneth; and (ii) 194,470 shares of common stock held by the Kenneth Family Trust U/A 3/11/87.

(6) Includes (i) 33,333 shares of common stock held by Mr. Oliver; and (ii) 109,654 shares of common stock held by the RP Oliver Community Property Trust.

(7)  Includes (i) 4,959,937 shares of common stock held by MedCap Partners L.P.;
     (ii) 1,250,000 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 3,750,000 shares of Series B convertible preferred stock held by MedCap Partners L.P.; (iii) 600,000 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 6,000 shares of Series B-1 convertible preferred stock issuable within 60 days of November 15, 2004 upon exercise of a warrant to purchase shares of Series B-1 convertible preferred stock; (iv) 4,291,700 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 42,917 shares of Series C convertible preferred stock held by MedCap Partners L.P.; (v) 23,063,200 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 230,632 shares of Series C convertible preferred stock issuable within 60 days of November 15, 2004 upon exercise of warrants to purchase shares of Series C convertible preferred stock; and (vi) 10,999 shares of common stock subject to an option exercisable within 60 days of November 15, 2004. Mr. Toney is managing member of MedCap Management & Research LLC, the general partner of MedCap Partners L.P. Mr. Toney disclaims beneficial ownership of the shares held by MedCap Partners L.P., except to the extent of his pecuniary interest therein.

(8)  Includes (i) 4,959,937 shares of common stock held by MedCap Partners L.P.;
     (ii) 1,250,000 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 3,750,000 shares of Series B convertible preferred stock held by MedCap Partners L.P.; (iii) 600,000 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 6,000 shares of Series B-1 convertible preferred stock issuable within 60 days of November 15, 2004 upon exercise of a warrant to purchase shares of Series B-1 convertible preferred stock; (iv) 4,291,700 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 42,917 shares of Series C convertible preferred stock held by MedCap Partners L.P.; and (v) 23,063,200 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 230,632 shares of Series C convertible preferred stock issuable within 60 days of November 15, 2004 upon exercise of warrants to purchase shares of Series C convertible preferred stock. Mr. C. Fred Toney, a member of our Board of Directors, is managing member of MedCap Management & Research LLC, the general partner of MedCap Partners L.P. Mr. Toney disclaims beneficial ownership of the shares held by MedCap Partners L.P., except to the extent of his pecuniary interest therein.

(9) Includes (i) 75,000 shares of common stock held by Ms. Permenter; and (ii) 4,545,000 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 45,450 shares of Series B-1 convertible preferred stock held by Ms. Permenter.

(10) Includes (i) 320,705 shares of common stock held by Ms. Riddle; and (ii) 1,665,000 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 16,650 shares of Series B-1 convertible preferred stock held by Ms. Riddle.

(11) Includes (i) 6,344,230 shares of common stock; (ii) 1,250,000 shares of common stock issuable within 60 days of November 15, 2004 upon conversion of 3,750,000 shares of Series B convertible preferred stock; (iii) 416,600 shares of common stock issuable within 60 days of November 15, 2004 upon conversion of 4,166 shares of Series B-1 convertible preferred stock; (iv) 600,000 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 6,000 shares of Series B-1 convertible preferred stock issuable within 60 days of November 15, 2004 upon exercise of a warrant to purchase shares of Series B-1 convertible preferred stock; (v) 4,833,400 shares of common stock issuable within 60 days of November 15, 2004 upon conversion of 48,334 shares of Series C convertible preferred stock; (vi) 24,417,400 shares of our common stock issuable within 60 days of November 15, 2004 upon conversion of 244,174 shares of Series C convertible preferred stock issuable within 60 days of November 15, 2004 upon exercise of warrants to purchase shares of Series C convertible preferred stock; (vii) 83,333 shares of common stock issuable within 60 days of November 15, 2004 upon conversion of a certain convertible secured promissory note in the aggregate principal amount of $50,000, and (viii) 1,854,198 shares of common stock subject to options exercisable within 60 days of November 15, 2004.


                STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

         Stockholder proposals that are intended to be presented at our 2005 Annual Meeting of Stockholders must be received by our Secretary, Vicki L. Smith, at 14114 Dallas Parkway, Suite 600, Dallas, Texas 75254, no later than December 29, 2004, in order that they may be included in the proxy statement and form of proxy relating to that meeting, and must meet all the other requirements as specified in our bylaws. In addition, the proxy solicited by this Board for our 2005 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than March 15, 2005.


                                  OTHER MATTERS

         The Board of Directors knows of no other business which will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the proxyholders.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.


                                            By Order of the Board of Directors,


                                            /s/ James D. Durham

                                            James D. Durham
                                            CHAIRMAN OF THE BOARD AND
                                            CHIEF EXECUTIVE OFFICER



December __, 2004
Dallas, Texas

PROXY                             CRDENTIA CORP.                           PROXY


             FOR A SPECIAL MEETING OF STOCKHOLDERS, JANUARY 5, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints James D. Durham and Vicki L. Smith, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote, either on his or her own behalf or on the behalf of any entity or entities, at a Special Meeting of Stockholders of Crdentia Corp. (the "Company") to be held on Wednesday, January 5, 2005, or at any postponements or adjournments thereof, as specified below with the same force and effect as the undersigned might or could do if personally present thereat. The undersigned revokes all previous Proxies and acknowledges receipt of the Notice of a Special Meeting of Stockholders to be held on January 5, 2005 and the Proxy Statement.


THIS PROXY CONFERS ON EACH PROXYHOLDER DISCRETIONARY AUTHORITY TO VOTE ON ANY MATTER AS TO WHICH A CHOICE IS NOT SPECIFIED BY THE UNDERSIGNED. IF NO SPECIFICATION IS MADE, THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN FAVOR OF THE PROPOSAL, AND WILL BE VOTED BY THE PROXYHOLDER AT HIS OR HER DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.


                (Continued and to be signed on the Reverse Side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED PROPOSAL. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BELOW.
________________________________________________________________________________

1. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to authorize an increase in the Company's authorized common stock from 50,000,000 to 150,000,000.

         |_| FOR                  |_| AGAINST                   |_|  ABSTAIN



2. In accordance with the discretion of the Proxyholders, to act upon all matters incident to the conduct of the Special Meeting and upon other matters as may properly come before the Special Meeting.


         Dated:  ________________________________, 200_

         ______________________________________________
                            Signature

         ______________________________________________
                            Signature


         ______________________________________________
                            Title(s)

         NOTE: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.

                                                                      APPENDIX A

                           CERTIFICATE OF AMENDMENT TO
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                 CRDENTIA CORP.


         Crdentia Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

         FIRST: The name under which the Corporation was originally incorporated was Digivision International, Ltd.

         SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is November 10, 1997.

         THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Section 141 and 142 of the General Corporation Law of the State of Delaware adopted resolutions to amend paragraph (A) of ARTICLE IV of the Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

                  "(A) CLASSES OF STOCK. This corporation is authorized to issue two classes, denominated Common Stock and Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share. The total number of shares of Common Stock which this corporation is authorized to issue is one hundred fifty million (150,000,000), and the total number of shares of Preferred Stock which this corporation is authorized to issue is ten million (10,000,000)."

         FOURTH: This Certificate of Amendment to Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of the stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law.



         IN WITNESS WHEREOF, Crdentia Corp. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of _____________, 2005.

                                                 By:
                                                    ----------------------------
                                                     James D. Durham,
                                                     Chief Executive Officer